Exhibit 99.4

MAX RE CAPITAL LTD. REPORTS SECOND QUARTER NET INCOME OF $0.26 PER DILUTED SHARE:

Hamilton, Bermuda, August 2, 2004 - Max Re Capital Ltd. (NASDAQ: MXRE) today reported net income for the three months ended June 30, 2004 of $12.6 million, or net income of $0.26 per diluted share, compared to net income of $30.8 million, or net income of $0.81 per diluted share, for the three months ended June 30, 2003. Net operating income before minority interest, which represents net income before minority interest reduced / increased by net realized gains / (losses) on sale of fixed maturities, for the three months ended June 30, 2004 was $15.2 million, or net operating income of $0.32 per diluted share, compared with net operating income before minority interest of $36.0 million, or net operating income of $0.79 per diluted share, for the three months ended June 30, 2003. For the six months ended June 30, 2004, the Company had net income of $55.6 million, or net income of $1.13 per diluted share, compared to $45.4 million, or $1.19 per diluted share, for the six months ended June 30, 2003. For the six months ended June 30, 2004, the Company had net operating income before minority interest of $52.4 million, or net operating income of $1.07 per diluted share, compared to $50.7 million, or $1.12 per diluted share, for the six months ended June 30, 2003.

Robert J. Cooney, Chairman, President and Chief Executive Officer, commented, “For the second quarter Max Re showed continued improvement in its combined ratio, strong premium growth in our traditional insurance business and modest premium growth overall. This allowed us to produce reasonable earnings, despite a difficult investment quarter where our alternative investment portfolio posted an unusually small return.”

Gross premiums written for the three months ended June 30, 2004 were $183.7 million, coming principally from property and casualty underwriting, with only $2.2 million of life and annuity premiums, compared to $165.8 million, all from property and casualty underwriting, for the three months ended June 30, 2003. Net premiums earned for the three months ended June 30, 2004 increased 20% to $171.8 million compared to $143.3 million for the same period of 2003. Gross premiums written for the six months ended June 30, 2004 were $623.2 million compared to $596.3 million for the first six months of 2003. Net premiums earned for the first six months of 2004 increased 29% to $370.7 million compared to $287.0 million for the same period in 2003. Alternative risk transfer, traditional reinsurance and traditional insurance products accounted for 42%, 39% and 18%, respectively, of gross premiums written for the first six months of 2004.

Net investment income for the three months ended June 30, 2004, increased to $19.7 million, from $15.1 million for the same period in 2003 and is principally attributable to increased holdings of cash and fixed maturities during the three months ended June 30, 2004 compared to the three months ended June 30, 2003. Net investment income for the six months ended June 30, 2003 increased $8.9 million, to $38.5 million, compared to $29.6 million for the same period in 2003. Net gains on alternative investments for the three months ended June 30, 2004 were $1.0 million, or a 0.10% rate of return, compared to net gains on alternative investments of $45.2 million, or a 5.84% rate of return, for the same period of 2003. For the six months ended June 30, 2004, alternative investments have returned 4.17%, compared to 9.12% for the same period in 2003. Invested assets were $2.9 billion as of June 30, 2004, with an allocation of approximately 65.5% to cash and fixed maturities and 34.5% to alternative investments.

Losses, benefits and experience refunds were $135.3 million for the three months ended June 30, 2004 compared to $114.4 million for the same period in 2003. The increase in losses, benefits and experience refunds for the three months ended June 30, 2004 is principally attributable to the increase in premiums earned. There were no significant adjustments to loss, benefit and experience refund reserves during the three months ended June 30, 2004. Losses, benefits and experience refunds for the six months ended June 30, 2004 were $301.7 million compared to $228.8 million for the same period in 2003. The increase for the six months ended June 30, 2004 was also principally attributable to the increase in premiums earned.

Acquisition costs for the three months ended June 30, 2004 decreased by 18% to $29.2 million compared to $35.7 million for the three months ended June 30, 2003. The reduction is attributable to the change in product mix, with traditional reinsurance and traditional insurance products having lower acquisition costs compared to alternative risk transfer products.

Interest expense for the three months ended June 30, 2004 decreased 99% from the same period in 2003. The decrease is principally attributable to a lower average interest crediting rate on the funds withheld balances with reinsurers during the three months ended June 30, 2004.

General and administrative expenses for the three months ended June 30, 2004 were $13.9 million compared to $10.8 million for the same period in 2003. General and administrative expenses for the six months ended June 30, 2004 were $24.1 million, or 6.5% of net premiums earned, compared to $19.0 million, or 6.6% of net premiums earned for the six months ended June 30, 2003.

Shareholders’ equity was $826.1 million at June 30, 2004. Book value per share at June 30, 2004 was $18.06 per share, compared to $17.82 at December 31, 2003 impacted by the decline in value of fixed maturities during the first six months of 2004. Return on average shareholders’ equity for the trailing 12 month period was 14.2%.

Max Re Capital Ltd., through its principal operating subsidiaries, Max Re Ltd., Max Insurance Europe Limited and Max Re Europe Limited, offers customized insurance and reinsurance solutions to property and casualty insurers, life and health insurers and large corporations.

The above remarks about future expectations, plans and prospects for the Company are forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future operating results, please refer to the Company’s most recent Annual Report on Form 10-K and other documents filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future developments or otherwise.

Contact Information:

Keith S. Hynes	N. James Tees
Executive Vice President & CFO	Senior Vice President & Treasurer
441-296-8800	441-296-8800
keithh@maxre.bm	jimt@maxre.bm

MAX RE CAPITAL LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	June 30, 2004	December 31, 2003
	(Unaudited)
ASSETS
Cash and cash equivalents	$243,294	$201,515
Fixed maturities, available for sale at fair value	1,682,150	1,604,430
Alternative investments, at fair value	1,016,221	831,359
Accrued interest income	16,569	14,608
Premiums receivable	388,951	389,393
Losses recoverable from reinsurers	330,214	273,711
Funds withheld	18,070	56
Deferred acquisition costs	111,134	87,116
Deferred charges	8,827	5,259
Prepaid reinsurance premiums	87,899	67,343
Other assets	27,715	20,769

Total assets	$3,931,044	$3,495,559

LIABILITIES
Property and casualty losses and experience refunds	$1,260,923	$991,687
Life and annuity benefits and experience refunds	464,486	480,099
Deposit liabilities	242,505	267,350
Funds withheld from reinsurers	258,740	213,483
Unearned property and casualty premiums	654,150	471,625
Reinsurance balances payable	50,471	74,693
Accounts payable and accrued expenses	23,648	41,392
Bank loan	150,000	150,000

Total liabilities	3,104,923	2,690,329

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 45,737,611 (2003 - 45,184,611) shares issued and outstanding	45,738	45,185
Additional paid-in capital	650,715	637,772
Loans receivable from common share sales	(10,965)	(11,965)
Unearned stock grant compensation	(14,000)	(4,032)
Accumulated other comprehensive income (loss)	(10,737)	25,790
Retained earnings	165,370	112,480

Total shareholders’ equity	826,121	805,230

Total liabilities and shareholders’ equity	$3,931,044	$3,495,559

Book Value Per Share	$18.06	$17.82

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except shares and per share amounts)

	Three Months Ended June 30		Six Months Ended June 30
	2004	2003	2004	2003
REVENUES
Gross premiums written	$183,654	$165,767	$623,185	$596,313
Reinsurance premiums ceded	(47,567)	(39,186)	(90,353)	(71,039)

Net premiums written	$136,087	$126,581	$532,832	$525,274

Earned premiums	$206,557	$161,377	$439,847	$319,441
Earned premiums ceded	(34,739)	(18,072)	(69,130)	(32,408)

Net premiums earned	171,818	143,305	370,717	287,033

Net investment income	19,696	15,061	38,542	29,568
Net gains on alternative investments	1,038	45,212	39,514	67,014
Net realized gains (losses) on sale of fixed maturities	(2,575)	509	3,205	2,999
Other income	1,211	2,212	2,379	4,215

Total revenues	191,188	206,299	454,357	390,829

LOSSES AND EXPENSES
Losses, benefits and experience refunds	135,305	114,371	301,690	228,834
Acquisition costs	29,199	35,690	60,982	74,427
Interest expense	95	8,953	11,937	14,934
General and administrative expenses	13,945	10,785	24,115	18,981

Total losses and expenses	178,544	169,799	398,724	337,176

INCOME (LOSS) BEFORE MINORITY INTEREST	12,644	36,500	55,633	53,653

Minority interest	—	(5,651)	—	(8,241)

NET INCOME (LOSS)	12,644	30,849	55,633	45,412

Change in net unrealized appreciation of fixed maturities	(55,689)	13,360	(36,960)	12,632
Foreign currency translation adjustment	572	—	433	—

COMPREHENSIVE INCOME (LOSS)	$(42,473)	$44,209	$19,106	$58,044

Basic earnings per share	$0.28	$0.81	$1.22	$1.19

Diluted earnings per share	$0.26	$0.81	$1.13	$1.19

Diluted net operating earnings per share	$0.32	$0.79	$1.07	$1.12

Weighted average shares outstanding - basic	45,725,811	38,129,213	45,636,602	38,118,783

Weighted average shares outstanding - diluted	48,852,992	45,302,798	49,092,498	45,252,263

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Six months ended June 30,
	2004	2003
Preferred shares
Balance, beginning of period	$—	$—

Balance, end of period	—	—

Common shares
Balance, beginning of period	45,185	37,999
Issue of shares	553	363
Repurchase of shares	—	(275)

Balance, end of period	45,738	38,087

Additional paid-in capital
Balance, beginning of period	637,772	526,582
Issue of common shares	12,671	4,004
Stock option expense	272	127
Repurchase of shares	—	(3,146)

Balance, end of period	650,715	527,567

Loans receivable from common share sales
Balance, beginning of period	(11,965)	(12,575)
Loans granted	—	—
Loans repaid	1,000	610

Balance, end of period	(10,965)	(11,965)

Unearned stock grant compensation
Balance, beginning of period	(4,032)	(2,656)
Stock grants awarded	(12,994)	(3,740)
Amortization	3,026	1,142

Balance, end of period	(14,000)	(5,254)

Accumulated other comprehensive income (loss)
Balance, beginning of period	25,790	49,108
Holding gains (losses) on fixed maturities arising in period	(33,755)	17,971
Net realized gains included in net income	(3,205)	(2,999)
Currency translation adjustments	433	—
Allocation to minority interest	—	(2,340)

Balance, end of period	(10,737)	61,740

Retained earnings (deficit)
Balance, beginning of period	112,480	(4,299)
Net income	55,633	45,412
Dividends paid	(2,743)	(1,529)

Balance, end of period	165,370	39,584

Total shareholders’ equity	$826,121	$649,759

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Six Months Ended June 30
	2004	2003
OPERATING ACTIVITIES
Net income	$55,633	$45,412
Adjustments to reconcile net income to net cash from operating activities:
Minority interest share of income	—	8,241
Amortization of unearned stock based compensation	3,298	1,269
Amortization of discount on fixed maturities	4,293	2,490
Net realized gains on sale of fixed maturities	(3,205)	(67,014)
Net gains on alternative investments	(39,514)	(2,999)
Accrued interest income	(1,961)	(444)
Premiums receivable	442	(198,565)
Losses recoverable from reinsurers	(56,503)	(27,578)
Funds withheld	(18,014)	(8,894)
Deferred acquisition costs	(24,018)	(50,461)
Deferred charges	(3,568)	2,345
Prepaid reinsurance premiums	(20,556)	(38,165)
Other assets	(6,946)	(6,365)
Property and casualty losses and experience refunds	269,236	189,877
Life and annuity benefits and experience refunds	(15,613)	(13,317)
Funds withheld from reinsurers	45,257	20,253
Unearned property and casualty premiums	182,525	276,892
Reinsurance balances payable	(24,222)	38,508
Accounts payable and accrued expenses	(17,744)	6,398

Cash from operating activities	328,820	177,883

INVESTING ACTIVITIES
Purchase of fixed maturities	(615,145)	(268,630)
Sales (purchases) of alternative investments	(145,579)	(98,018)
Sales of fixed maturities	479,119	147,879
Redemptions of fixed maturities	20,489	26,500

Cash used in investing activities	(261,116)	(192,269)

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	230	627
Repurchases of common shares	—	(3,421)
Proceeds from bank loan	—	50,000
Dividends	(2,743)	(1,529)
Distributions to minority shareholders	—	(285)
Deposit liabilities	(24,845)	(16,868)
Notes and loans repaid	1,000	610

Cash from (used in) financing activities	(26,358)	29,134

Effect of exchange rate on cash	433	—

Net increase in cash and cash equivalents	41,779	14,748

Cash and cash equivalents, beginning of period	201,515	92,103

CASH AND CASH EQUIVALENTS, END OF PERIOD	$243,294	$106,851

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $1,992 and $1,560 for the six months ended June 30, 2004 and 2003, respectively.

MAX RE CAPITAL LTD.

SCHEDULE OF SUPPLEMENTAL DATA - JUNE 30, 2004

Year to Date Segment Information: (in 000’s US$)	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Traditional Reinsurance	Alternative Risk	Traditional Insurance	Total
Gross premiums written	$245,706	$263,435	$111,805	$620,946	$2,239	$—	$623,185
Reinsurance premiums ceded	(12,514)	(25,810)	(51,581)	(89,905)	(448)	—	(90,353)

Net premiums written	$233,192	$237,625	$60,224	$531,041	$1,791	$—	$532,832

Earned premiums	$152,132	$185,377	$100,099	$437,608	$2,239	$—	$439,847
Earned premiums ceded	(9,385)	(19,750)	(39,547)	(68,682)	(448)	—	(69,130)

Net premiums earned	142,747	165,627	60,552	368,926	1,791	—	370,717

Net investment income	—	—	—	—	—	38,542	38,542
Net gains on alternative investments	—	—	—	—	—	39,514	39,514
Net realized gains on sales of fixed maturities	—	—	—	—	—	3,205	3,205
Other income	—	—	—	—	—	2,379	2,379

Total revenues	142,747	165,627	60,552	368,926	1,791	83,640	454,357

Losses, benefits and experience refunds	98,881	141,039	44,929	284,849	16,841	—	301,690
Acquisition costs	25,820	31,627	2,012	59,459	1,523	—	60,982
Interest expense	—	—	—	—	—	11,937	11,937
General and administrative expenses	2,429	3,493	3,040	8,962	2,204	12,949	24,115

Total losses and expenses	127,130	176,159	49,981	353,270	20,568	24,886	398,724

Net income (loss) before minority interest	$15,617	$(10,532)	$10,571	$15,656	$(18,777)	$58,754	$55,633

Loss Ratio	69.3%	85.2%	74.2%	77.2%
Combined Ratio	89.1%	106.4%	82.5%	95.8%

			Periodic Rate of Return
Selected Investment Return Data:	Fair Value*	Investment %’s	Last 3 Months	Year to Date	Last 12 Months	Last 36 months**
Cash and Fixed Maturities	$1,925,444	65.5%	-2.22%	0.29%	0.07%	5.61%

Global Macro	$127,970	4.4%	-0.22%	3.08%	8.17%	11.76%
Long / Short Equity	97,490	3.3%	2.33%	9.00%	19.55%	6.00%
Convertible Arbitrage	87,658	3.0%	-3.22%	-0.03%	3.37%	8.41%
Diversified Arbitrage	151,577	5.2%	-0.88%	2.71%	7.03%	8.35%
Distressed Securities	132,861	4.5%	1.97%	7.84%	27.69%	18.05%
Opportunistic	21,478	0.7%	0.98%	7.11%	17.01%	5.74%
Emerging Markets	67,131	2.3%	1.73%	7.02%	17.97%	14.94%
Fixed Income Arbitrage	58,017	2.0%	4.37%	7.44%	15.91%	12.80%
Event-Driven Arbitrage	59,579	2.0%	0.97%	7.71%	20.64%	10.83%
Commodity Trading Advisers	66,132	2.2%	-7.06%	-1.44%	-1.20%	4.98%
Credit Long / Short	66,403	2.3%	-0.34%	3.41%	3.41%	3.41%

MDS	936,296	31.8%	-0.15%	4.12%	11.31%	8.79%
Insurance Underwriting	79,925	2.7%	3.20%	5.07%	11.44%	11.08%

Alternative Investments	$1,016,221	34.5%	0.10%	4.17%	11.29%	9.12%

Total Investments	$2,941,665	100.0%	-1.43%	1.68%	3.91%	6.73%

Comparative returns
Merrill Lynch Master Bond Index			-2.46%	0.13%	0.30%	6.44%
Standard & Poors 500 Stock Index			1.72%	3.44%	19.10%	-0.69%
80% Merrill Lynch Master Index and 20% S&P Index			-1.63%	0.80%	3.85%	5.25%

*	Expressed in thousands of United States Dollars
**	Annualized